UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT




                     Pursuant to Section 13 or Section 15(d)
                     of the Securities Exchange Act of 1934





                         Date of Report - July 21, 2004


                              CH ENERGY GROUP, INC.
                 -----------------------------------------------
             (Exact name of registrant as specified in its charter)



NEW YORK                         0-30512                        14-1804460
----------------------      -------------------             ------------------
State or other           (Commission File Number)                (IRS Employer
jurisdiction of                                                 Identification
incorporation)                                                         Number)

284 South Avenue, Poughkeepsie, New York                          12601-4879
----------------------------------------                      ----------------
(Address of principal executive offices)                            (Zip Code)


Registrant's telephone number, including area code (845) 452-2000


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Item 7.           Financial Statements and Exhibits.

                  (c)      Exhibits.  See Exhibit Index.


Item 9.           Regulation FD Disclosure.

                  See Item 12.  Results of Operations and Financial Condition.


Item 12.          Results of Operations and Financial Condition.

                  On July 21, 2004, Registrant issued its second quarter 2004 earnings, as described in the Press Release of Registrant filed herewith as Exhibit 99, to which reference is made.

                  This information is not deemed "filed" for purposes of
                  Section 18 of the Securities Exchange Act of 1934, as amended, is not subject to the liabilities of that section and is not deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              CH ENERGY GROUP, INC.
                                                   (Registrant)


                               By:              /s/  Donna S. Doyle
                                  ---------------------------------------------
                                                    DONNA S. DOYLE
                                    Vice President - Accounting and Controller

Dated:    July 21, 2004

                                  Exhibit Index
                                  -------------

Exhibit No.
Regulation S-K
Item 601
Designation                         Exhibit Description
--------------                      -------------------

     99 Press Release of CH Energy Group, Inc., issued July 21, 2004, relating to its second quarter 2004 earnings.